UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 28, 2012

Molycorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 843-8040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Annual Incentive Plan

On February 28, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of Molycorp, Inc. (the “Company”) approved and adopted the 2012 Annual Incentive Plan (the “2012 AIP”), in which the named executive officers of the Company will participate.

The 2012 AIP provides that each participant is eligible to earn an incentive award based on the Company’s achievement of corporate goals during the performance period of January 1, 2012 to December 31, 2012.  Corporate goals under the 2012 AIP, which will be communicated to participants prior to April 1, 2012, will be based on certain business objectives of the Company, including advancing the Company’s financial goals, strategic projects, business plan and safety programs.  Incentive award payments under the 2012 AIP, if any, will depend on the overall level of achievement of the full set of corporate goals.  The threshold level of achievement is 80%, which results in a participant earning 50% of his or her target award; the target level of achievement is 100%, which results in a participant earning 100% of his or her target award; and the maximum level of achievement is 120%, which results in a participant earning 200% of his or her target award.  Target awards under the 2012 AIP are based on a percentage of the participant’s 2012 annual base salary.

On February 28, 2012, the Committee also granted the Company’s named executive officers the following award opportunities under the 2012 AIP:

Name	Threshold (80% Level of Achievement)	Target (100% Level of Achievement)	Maximum (120% Level of Achievement)
Mark A. Smith	50% of 2012 base salary	100% of 2012 base salary	200% of 2012 base salary
James S. Allen	27.5% of 2012 base salary	55% of 2012 base salary	110% of 2012 base salary
John F. Ashburn, Jr.	27.5% of 2012 base salary	55% of 2012 base salary	110% of 2012 base salary
John L. Burba	27.5% of 2012 base salary	55% of 2012 base salary	110% of 2012 base salary
Ksenia A. Adams	17.5% of 2012 base salary	35% of 2012 base salary	70% of 2012 base salary

Awards under the 2012 AIP, if any, will be paid in cash, equity awards or a combination of both, at the discretion of the Committee.  Certain eligible employees, including the Company’s named executive officers, may elect to defer all or a portion of their 2012 AIP award and to convert their cash award into restricted stock units (“RSUs”), along with a 25% RSU match by the Company that has a three-year vesting period, in accordance with the terms of the Company’s Amended and Restated Management Incentive Compensation Plan.

There is no formally adopted plan document for the 2012 AIP.  A summary of the 2012 AIP is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference thereto.

Performance-Based Restricted Stock Units Agreement

On February 28, 2012, the Committee also approved the form of award agreement to be used in connection with the grant of awards to the Company’s named executive officers and other employees of performance-based restricted stock units (“PBRSUs”) pursuant to the Molycorp, Inc. 2010 Equity and Performance Incentive Plan (the “2010 Equity Plan”).

The form of PBRSU Agreement (the “Form PBRSU Agreement”) provides, among other things, that:

•      the PBRSUs will vest with respect to between 0% and 150% of the PBRSUs granted to an individual on the basis of the achievement of the “management objectives” measured by specified levels of “total shareholder return” relative to the “index group,” as set forth in the “statement of management objectives,” (as such terms are defined in the Form PBRSU Agreement) over the applicable performance period;

•      the PBRSUs may also vest following a change of control (as defined in the Form PBRSU Agreement) of the Company in certain situations described in greater detail in the Form PBRSU Agreement or following termination of employment by reason of death or disability; and

•      any PBRSUs that are unvested at the time of the recipient’s termination of employment, unless such termination is due to the recipient’s death, disability or normal retirement or certain events following a change of control of the Company, will be forfeited.

The above description of the Form PBRSU Agreement is qualified in its entirety by reference to the Form PBRSU Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference thereto.

Grants of RSUs and PBRSUs

On February 28, 2012, the Committee also granted RSUs and PBRSUs to the Company’s named executive officers under the 2010 Equity Plan.  The RSUs vest on the third anniversary of the grant date.  The PBRSUs will vest, if at all, on the basis of the achievement of management objectives as set forth in the statement of management objectives over the performance period, January 1, 2012 through December 31, 2014, or upon the occurrence of certain change of control or termination events, as described in the Form PBRSU Agreement.  The following table sets forth the number of RSUs and PBRSUs granted to these officers:

Name	Number of RSUs	Number of PBRSUs
Mark A. Smith	57,103	15,963
James S. Allen	13,436	3,756
John F. Ashburn, Jr.	13,436	3,756
John L. Burba	13,436	3,756
Ksenia A. Adams	1,881	525

Amended and Restated Employment Agreements

On February 28, 2012, the Company entered into amended and restated employment agreements (each, an “Employment Agreement” and, collectively, the “Employment Agreements”) with Mark A. Smith, James S. Allen, John F. Ashburn, Jr. and John L. Burba.  The Employment Agreements supersede and completely replace the prior employment agreements between the Company and each of Messrs. Smith, Allen, Ashburn and Burba, respectively.

Pursuant to the terms of his Employment Agreement, Mr. Smith will be entitled to receive an annual base salary of $850,000, subject to increases at the Company’s discretion, for serving as Chief Executive Officer of the Company.  Pursuant to the terms of their respective Employment Agreements, Messrs. Allen, Ashburn and Burba will each be entitled to receive an annual base salary of $400,000, subject to increases at the Company’s discretion, for serving as Chief Financial Officer, Executive Vice President and General Counsel and Executive Vice President and Chief Technology Officer of the Company, respectively.  Messrs. Smith, Allen, Ashburn and Burba will also be entitled to participate in the Company’s retirement, health and other benefit plans and equity plans and programs, including performance-based equity plans, generally available to the Company’s executive officers and will be entitled to certain perquisites.

The Employment Agreements have an initial term ending on June 1, 2013, and thereafter will provide for automatic 12-month extensions, beginning on June 1, 2013, unless either party to the respective Employment Agreement gives prior notice electing not to extend such Employment Agreement.

In addition, in the event the executive officer’s employment is terminated without “cause” by the Company, or for “good reason” by the executive officer (as such terms are defined in the Employment Agreements), the executive officer will receive, among other benefits, a continuation of his base salary for a period of one year from the date of termination (two years in the case of Mr. Smith) and the payment of his target award (double his target award in the case of Mr. Smith) under the Company’s annual incentive plan for the year in which termination occurs.  In the event the executive officer’s employment is terminated without cause by the Company, or for good reason by the executive officer, during the 24-month period following a “change of control” (as such term is defined in the Employment Agreements), the executive officer will receive, among other benefits, a payment in an amount equal to double his base salary (triple in the case of Mr. Smith) and the payment of double the employee’s target award (triple in the case of Mr. Smith) under the Company’s annual incentive plan for the year in which termination occurs.  The Employment Agreements also contain customary confidentiality, non-solicitation and noncompetition covenants.

The above descriptions of the Employment Agreements with Messrs. Smith, Allen, Ashburn and Burba are qualified in their entirety by reference to such Employment Agreements, copies of which are attached as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference thereto.

Item 9.01.      Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Summary of Molycorp, Inc. 2012 Annual Incentive Plan

10.2	Form of Performance-Based Restricted Stock Units Agreement

10.3	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between Molycorp, Inc. and Mark A. Smith

10.4	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between Molycorp, Inc. and James S. Allen

10.5	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between Molycorp, Inc. and John F. Ashburn, Jr.

10.6	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between Molycorp, Inc. and John L. Burba

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

	By:	/s/ Andrea G. Leider
		Name:	Andrea G. Leider
		Title:	Senior Counsel and Corporate Secretary

Date: March 5, 2012

Exhibit Index

Exhibit Number	Description

10.1	Summary of Molycorp, Inc. 2012 Annual Incentive Plan

10.2	Form of Performance-Based Restricted Stock Units Agreement

10.3	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between Molycorp, Inc. and Mark A. Smith

10.4	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between Molycorp, Inc. and James S. Allen

10.5	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between Molycorp, Inc. and John F. Ashburn, Jr.

10.6	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between Molycorp, Inc. and John L. Burba